PetIQ, Inc. Enters Into a New $425 Million Credit Facility

Increases Borrowing Capacity by Approximately $109 Million

Refinancing Significantly Reduces Interest Rate and Extends Maturity with Increased Operational Flexibility

EAGLE, ID – April 19, 2021 (Globe Newswire) -- PetIQ, Inc. (“PetIQ” or the “Company”) (Nasdaq: PETQ) today announced it has entered into a new $300 million term loan (“Term Loan B”) and a $125 million new asset-based revolving line of credit (“ABL”), collectively referred to as the (“credit facilities”).

The credit facility replaces both the existing term loan and ABL facilities and increases borrowing capacity by approximately $109 million.   The Term Loan B, priced at L+425 with a 0.50% LIBOR floor, has a maturity of April 2028 and contains no financial covenants.  The new ABL, priced at L+125 to L+175, has a maturity of April 2026. The credit facilities provide significant improvements in debt covenants, increased operational flexibility and incremental debt baskets to facilitate future growth.  In addition to replacing previous facilities, a portion of the proceeds were used to fully repay $27.5 million of the unsecured VIP Seller Notes bearing interest at 6.75%.

John Newland, PetIQ’s Chief Financial Officer, commented, “We are pleased to have partnered with both Jefferies Finance LLC and Key Bank National Association on these new credit facilities which offer more favorable terms, a 125-basis point decrease in our annual interest rate on our term loan and greater financial flexibility to support our future growth.”

About PetIQ

PetIQ is a leading pet medication and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable veterinary products and services. The company engages with customers through more than 60,000 points of distribution across retail and e-commerce channels with its branded and distributed medications, which is further supported by its own world-class medications manufacturing facility in Omaha, Nebraska. The company’s national service platform, VIP Petcare, operates in over 3,400 retail partner locations in 41 states providing cost effective and convenient veterinary wellness services. PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them.

Contact: Investor.relations@petiq.com or 208.513.1513

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” and similar expressions. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, the impact of COVID-19 on our business and the global economy; our ability to successfully grow our business through acquisitions; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; disruptions in our manufacturing and distribution chains; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our failure to protect our intellectual property; costs associated with governmental regulation; our ability to keep and retain key employees; our ability to sustain profitability; and the risks set forth under the “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed time to time with the Securities and Exchange Commission.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results. The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements